UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

February 17, 2005

RAE Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0588488
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1339 Moffett Park Drive, Sunnyvale, California 94089

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 752-0723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 17, 2005, RAE Systems Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended December 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
Exhibit 99.1	Earnings release dated February 17, 2005 regarding the Company’s financial results for the fiscal quarter ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2005

RAE SYSTEMS INC.

By:	/s/ Donald Morgan
Name:	Donald Morgan
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings release dated February 17, 2005 regarding the Registrant’s financial results for the fiscal quarter ended December 31, 2004.